UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)    November 29, 2004
                                                       -------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 1-12451                               11-2636089
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         (Commission File Number)           (IRS Employer Identification No.)


 1850 McDonald Avenue, Brooklyn, New York                 11223
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 (Address of Principal Executive Offices)               (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 29, 2004 New York Healthcare, Inc. (the "Company") and its subsidiary, NYHC Newco Paxxon, Inc, entered into Amendment No. 3 (the "Amendment") to the Loan And Security Agreement dated as of November 28, 2000, as amended, between the Company and GE HFS Holdings, Inc., f/k/a/ Heller Healthcare Finance, Inc. (the "Loan Agreement"). The Amendment modifies the Loan Agreement by, among other things, extending the term of the Loan Agreement for one year, until November 29, 2005. The above description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed under Item 9.01 as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits

     10.1 Amendment No. 3 dated November 29, 2004 to Loan and Security Agreement by and among New York Health Care, Inc., NYHC Newco Paxxon, Inc. and GE HFS Holdings, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NEW YORK HEALTH CARE, INC.
                                            (Registrant)


                                            By:  /s/  Jacob Rosenberg
                                               ---------------------------------
                                               Jacob Rosenberg
                                               Vice President, Chief Operating
                                               Officer, Chief Financial Officer
                                               and Accounting Officer, Secretary


Date:  December 2, 2004


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